UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Eargo, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 4, 2022, Christian Gormsen, President and Chief Executive Officer of Eargo, Inc. (“Eargo” or the “Company”) sent the following email to Eargo employees. Certain information linked within this communication has been previously filed under cover of Schedule 14A.

Subject:          URGENT: VOTE NOW for 2022 Annual Meeting of Stockholders Proposals

To the entire Eargo team:

I am writing to you regarding the vote of our stockholders that is currently taking place ahead of our 2022 Annual Meeting of Stockholders, to be held on Wednesday, October 12, 2022. Time is running out to vote on our proposals, including on Proposals 5 and 6, which are required to pass in order for the Company to conduct its proposed rights offering.

We urge each and every one of you who owns stock in the Company and has not yet voted to please check your mailboxes, your e-mail inboxes and even your e-mail spam folders to find your EAR voting materials and, in particular, to locate your CONTROL NUMBER, with which you can cast your vote. Employees that were stockholders as of the close of business on September 6, 2022, the record date for the Annual Meeting, should vote their shares even if they no longer own them. EVERY VOTE COUNTS, so please vote FOR no matter how many or few shares you own.

IMPORTANTLY, if you have previously purchased shares from the Company’s Employee Stock Purchase Plan (or ESPP), there is a good chance that you may not have voted your ESPP shares even if you already voted your other shares in your brokerage account(s)! It is likely that you received at least two packets of voting instructions, one for your ESPP shares and one for your other shares. If you received more than one packet, your shares may be held in different accounts and you will need to cast your vote for the shares held in each account independently in order to be sure all of your shares have been voted!

To the extent you cannot find your voting materials and your shares are held in an account with Schwab, please call 1-800-454-8683 to request such information.

Voting is a very simple process that should take no more than a few minutes on your mobile device, laptop, desktop computer or tablet. Here are some details on how you can vote:

•	Vote Online: To vote by proxy over the internet, visit www.proxyvote.com and follow the instructions provided on your proxy card or voting instruction form.

•
Vote by Telephone: You may vote with your proxy card by calling 1-800-690-6903 with a touch-tone phone to vote using an automated system. If you do not have your proxy card, you may call Morrow Sodali, our proxy solicitor, at 1-800-662-5200, Monday to Friday, 9:00 a.m. to 9:00 p.m. Eastern Time to speak with a proxy specialist.

•	In all cases, please make sure you have your control number, which would have been mailed or emailed to all stockholders. You’ll need your control number to vote.

If you have any questions regarding our proposals or annual meeting, please call or email Morrow Sodali at 1-800-662-5200 or Ear.info@investor.morrowsodali.com. For assistance with voting your shares, you can call Morrow Sodali at 1-877-787-9239. Please visit our proxy solicitation website at https://ir.eargo.com/your-vote-matters for more information on the proposals and how to vote. You will also find on that website all the relevant filings with the SEC related to the 2022 Annual Meeting.

This process should only take a few minutes. Thanks again for your support and for your continued hard work and dedication to Eargo.

Thank you,
Christian

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact contained in this communication are forward-looking statements, including statements regarding the investment by Patient Square Capital, including the conversion of the notes, the terms of the anticipated rights offering, including the timing of the anticipated rights offering, or if it will occur at all, stockholder participation in the offering and the results of certain related proposals to be voted on by stockholders.  Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to the conversion of the notes issued pursuant to the Patient Square Capital investment; the timing of the anticipated rights offering, or if it will occur at all, stockholder participation in the offering and the results of certain related proposals to be voted on by stockholders.  These and other risks are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”).  Any forward-looking statements in this communication are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this communication.  Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement with the SEC for the Annual Meeting to which this communication relates and has mailed the definitive proxy statement and other documents to record holders as of September 6, 2022.  Before you vote, you should read the definitive proxy statement and other proxy solicitation materials the Company has filed with the SEC for more complete information about the Company, the 2022 Annual Meeting and the proposals to be voted on. The Company has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering.   You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you may obtain copies of the definitive proxy statement and the other proxy solicitation materials, including a replacement proxy card, as well as the prospectus, by contacting Morrow Sodali, the Company’s proxy solicitor and the information agent for the offering, at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
E-mail: EAR.info@investor.morrowsodali.com

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposals to be voted on by stockholders at the Company’s Annual Meeting. Information about the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on September 13, 2022, and in other documents filed by the Company, including on behalf of such individuals, with the SEC.

No Offer or Solicitation

This communication shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed rights offering or (ii) an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful. It is an outline of matters for discussion only.  Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense.  In connection with the proposed rights offering transaction discussed herein and the stockholder votes related thereto, a registration statement on Form S-1 (File No. 333-267071) (the “Registration Statement”) was filed with the SEC on August 25, 2022 and a definitive proxy statement related to the Company’s 2022 Annual Meeting of Stockholders to be held on October 12, 2022 (as amended, the “Definitive Proxy Statement”) was filed with the SEC on September 13, 2022.  The Company intends to file other relevant materials with the SEC in connection with the proposals to be voted on by the stockholders.  Stockholders of the Company are urged to read the Registration Statement and the documents incorporated by reference therein and the Definitive Proxy Statement before making any voting or investment decision with respect to the stockholder proposals and the proposed rights offering, respectively, because they will contain important information regarding such proposals and the proposed rights offering transaction.  You should not construe the contents of this communication as legal, tax, accounting or investment advice or a recommendation.  You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.